RULE 497(c)
                                                             File No. 33-16056
                                                             File No. 811-5255
[Graphic] Ceasar
     Rodney upon his gallopping horse
     facing right, reverse image on dark background
     THE RODNEY SQUARE
       INTERNATIONAL
       EQUITY FUND
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     The Rodney Square International Equity Fund (the "Fund") is a diversified
series  of  The  Rodney  Square  International  Securities  Fund,  Inc.   (the
"Corporation"), an open-end investment company. The Fund seeks long-term capital appreciation primarily through investments in equity securities (including convertible securities) of issuers located outside the United States. It is designed to offer long-term investors, who are willing to assume the risks associated with investing in foreign securities, the opportunity to participate in a professionally managed, diversified portfolio of foreign securities.

     Wilmington Trust Company ("WTC"), the Fund's investment adviser, is responsible for providing investment management and related services to the Fund and ordinarily delegates investment management responsibilities to at least two different portfolio advisers utilizing separate investment approaches to achieve the Fund's objective. The goals of this multiple adviser technique are to reduce the volatility of the Fund's net asset value and to achieve long-term performance that is superior to that which is likely to be achieved by any one sub-adviser through multiple investment approaches. The sub-advisers of the Fund are Scudder, Stevens & Clark, Inc. and Clemente Capital, Inc.
                                  PROSPECTUS
                                 MARCH 1, 1996

     This Prospectus sets forth concisely information about the Fund that you should know before investing. Please read and retain this document for future reference. A Statement of Additional Information (dated March 1, 1996)
containing additional information about the Fund has been filed with the Securities and Exchange Commission and, as amended or supplemented from time to time, is incorporated by reference herein. A copy of the Statement of
Additional Information including the Fund's most recent Annual Report to Shareholders may be obtained, without charge, from certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with Rodney Square Distributors, Inc., by calling the number below, or by writing to Rodney Square Distributors, Inc. at the
address   noted  on  the  back  cover  of  this  Prospectus.   Rodney   Square
Distributors, Inc. is a wholly owned subsidiary of WTC, a bank chartered in the state of Delaware.
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   FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
   *  NATIONWIDE..............................................(800) 336-9970
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SHARES  OF  THE  FUND ARE NOT DEPOSITS OR OBLIGATIONS OF,  OR  GUARANTEED  BY,
WILMINGTON TRUST COMPANY, NOR ARE THE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PROSPEC.DOC

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EXPENSE TABLE
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SHAREHOLDER TRANSACTION COSTS*
Maximum sales load on purchases of shares
  (as a percentage of public offering price)...........           4.00%
                                                                 -----

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

Advisory Fee...........................................           1.00%
12b-1 Fee**............................................           0.04%
                                                                 -----
Other Expenses:
  Administration and Accounting Services Expenses......0.48%
  Other Operating Expenses (after reimbursement)***....0.23%

     Total Other Expenses..............................           0.71%
                                                                 -----
Total Operating Expenses (after reimbursement)***......           1.75%
                                                                 -----


                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
EXAMPLE****                             ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the
end of each time period:                  $57       $93      $131       $238
------------------------

* WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Fund shares. See "Purchase of Shares" for additional information concerning volume reductions, sales load waivers and reduced sales load purchase plans.

** Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. rules regarding investment companies.

*** The expenses and fees set forth in the table are for the fiscal year ended October 31, 1995. WTC has agreed to waive its advisory fee or reimburse the Fund monthly to the extent that expenses of the Fund (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 1.75% of its average daily net assets. See "Management of the Fund." In accordance with that agreement, WTC reimbursed a portion of the Fund's expenses for the fiscal year ended October 31, 1995. Without such reimbursement, the Fund's total operating expenses would have been 2.51% of its average daily net assets.

**** The assumption in the Example of a 5% annual return is required by regulations of the Securities and Exchange Commission applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the Fund's projected or actual performance. In the Example, it is assumed that the investor was subject to the maximum sales load (4.00%) on his or her $1,000 investment.

The purpose of the preceding table is solely to aid shareholders and prospective investors in understanding the various expenses that investors in the Fund will bear directly or indirectly.

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES INCURRED AND RETURNS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

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FINANCIAL HIGHLIGHTS
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The  following  table includes selected per share data and  other  performance information for the Fund throughout the following years derived from the audited financial statements of the Fund. It should be read in conjunction with the Fund's financial statements and notes thereto appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which is included, together with the auditor's unqualified report thereon as part of the Statement of Additional Information.

                              FOR THE FISCAL YEARS ENDED OCTOBER 31,
                     ----------------------------------------------------------
                     1995   1994   1993    1992    1991    1990  1989(1) 1988(1)

NET ASSET VALUE -
  BEGINNING OF
    YEAR............$13.36 $12.35 $ 9.60  $11.64  $11.08  $12.08  $11.02  $10.00

INVESTMENT OPERATIONS:
  Net investment
  income(loss)......  0.03  (0.03)  0.04    0.01    0.18    0.12    0.07    0.14
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency
    related
    transactions.... (0.25)  1.23   2.71   (1.24)   0.62   (0.71)   1.20    0.92
    Total from
      investment
      operations.... (0.22)  1.20   2.75   (1.23)   0.80   (0.59)   1.27    1.06

DISTRIBUTIONS:
  From net
    investment
    income..........  0.00   0.00   0.00   (0.05)  (0.13)  (0.08)  (0.05) (0.04)
  From net realized
    gain on investment
    and foreign
    currency related
    transactions.... (1.00) (0.19)  0.00   (0.76)  (0.11)  (0.33)  (0.16)  0.00
    Total
      distributions. (1.00) (0.19)  0.00   (0.81)  (0.24)  (0.41)  (0.21) (0.04)
NET ASSET VALUE -
  END OF YEAR.......$12.14 $13.36 $12.35  $ 9.60  $11.64  $11.08  $12.08  $11.02
                    ====== ====== ======  ======  ======  ======  ======  ======

TOTAL RETURN (2)...(1.18)%  9.74% 28.65% (11.42)%  7.42% (5.35)%  11.72%  10.58%

                              FOR THE FISCAL YEARS ENDED OCTOBER 31,
                     ----------------------------------------------------------
                      1995   1994    1993    1992   1991   1990  1989(1) 1988(1)

RATIOS (TO AVERAGE
  NET ASSETS)
  /SUPPLEMENTAL DATA:
  Expenses (3)...... 1.75%   1.75%   1.75%   1.75%   1.75%   1.75%  1.75%  1.75%
  Net investment
    income (loss)... 0.29%  (0.21)%  0.37%   0.09%   1.12%   0.93%   0.65% 1.46%
Portfolio turnover
  rate.............. 67.1%   81.2%  148.4%  103.7%   74.5%   57.4%   48.6% 27.5%
Net assets at end
  of period
 (000 omitted)...$15,239 $24,457 $18,945 $20,418 $43,413 $58,533 $64,772 $52,659
-------------------
(1) The per share data for the fiscal years ended October 31, 1989 and 1988 was examined by other auditors.

(2) These results do not include the sales load. If the sales load had been included, the returns would have been lower.

(3) WTC absorbed a portion of the Fund's expenses amounting to $.09, $.05, $.19, $.05, $.019, $.002, $.02 and $.02 per share for each of the eight fiscal years in the period ended October 31, 1995, respectively. WTC did not impose a portion of its advisory fee amounting to $.004 and $.003 per share for the fiscal years ended October 31, 1989 and 1988, respectively. If these expenses, including the advisory fee not imposed, had been incurred by the Fund, the ratio of expenses to average daily net assets would have been 2.51%, 2.15%, 3.51%, 2.20%, 1.87%, 1.77%, 1.96% and 1.99%
     for each of the eight fiscal years in the period ended October 31, 1995, respectively.

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QUESTIONS AND ANSWERS ABOUT THE FUND
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     The information provided in this section is qualified in its entirety  by reference to the more detailed information elsewhere in this Prospectus.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVE AND ITS POLICIES?

          The Fund's investment objective is to seek long-term capital appreciation primarily through investment in equity securities (including convertible securities) of issuers located outside the United States. The Fund invests primarily in common stocks of foreign issuers, but may also invest in convertible bonds and preferred stocks of foreign issuers. The Fund is intended for investors seeking to complement their U.S. investments with a professionally managed portfolio of foreign securities and who can assume the risks involved in investing in foreign securities. (See "Investment Objective and Policies" and "Special Considerations and Risks.")

WHAT ARE THE RISKS TO CONSIDER BEFORE INVESTING?

          The value of the Fund's portfolio securities fluctuates with changes in market and economic conditions abroad and with changes in relative currency values. Thus, the value of an investor's holdings fluctuates and, upon redemption, may be more or less than the investor's cost. Investing in foreign securities also involves special risks such as greater volatility in foreign securities markets, less extensive regulation of foreign brokers, securities, markets and issuers, the possibility of delays in settlement in foreign securities markets and possible expropriation, nationalization, currency controls or confiscatory taxation. The Fund may engage in certain foreign currency, options and futures transactions to attempt to hedge against the overall level of investment and currency risk associated with its present or planned investments. The Fund's participation in the currency, options and futures markets involves certain risks and transaction costs. (See "Special Considerations and Risks.")

HOW CAN YOU BENEFIT BY INVESTING IN THE FUND RATHER THAN BY INVESTING DIRECTLY IN FOREIGN SECURITIES?

          Investing in the Fund offers several key benefits:

          FIRST: The Fund enables investors to participate in a diversified portfolio of foreign securities. An investor ordinarily would have to make numerous separate purchases in order to build a diversified portfolio of foreign securities equivalent to the portfolio of the Fund.

          SECOND: An investor in the Fund will receive the professional investment advice and experience of the Fund's investment adviser and sub-advisers, who receive and study information from around the world regarding foreign investment opportunities.

          THIRD:  By  investing  in the Fund rather than directly  in  foreign securities, an investor will avoid complications and difficulties, including detailed bookkeeping, income collection and custodial arrangements, that are normally associated with direct investment in foreign securities.

WHO IS THE INVESTMENT ADVISER?

          Wilmington Trust Company ("WTC" or the "Adviser") is the investment adviser to the Fund and has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund, allocates assets among the sub-advisers, recommends and monitors sub-advisers and evaluates their performance and may manage certain investments for the Fund directly. (See "Management of the Fund.")

WHAT IS THE MULTIPLE ADVISER TECHNIQUE?

          The Fund's assets are managed by two or more sub-advisers, each of which has entered into an identical sub-advisory agreement with the Adviser and the Fund. Each sub-adviser invests the Fund's assets allocated to it in accordance with the Fund's investment objective and policies and the sub-adviser's investment approach and strategies.

          WTC believes that the use of multiple advisers enhances the Fund's potential to achieve relatively consistent investment performance and, through relatively consistent results, superior long-term performance.

WHO ARE THE SUB-ADVISERS?

          The sub-advisers of the Fund are:

                        Scudder, Stevens & Clark, Inc.
                            Clemente Capital, Inc.

WHAT IS THE ADVISORY FEE?

          The Adviser is paid by the Fund a monthly advisory fee at an annual rate of 1.00% of the Fund's average daily net assets. The advisory fee is higher than the advisory fee paid by most investment companies but not higher than that paid by many funds with a similar investment objective. The Adviser compensates the sub-advisers out of its advisory fee; no sub-adviser receives any direct compensation from the Fund. (See "Management of the Fund.")

WHO IS THE ADMINISTRATOR, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT?

          Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of WTC, serves as the Administrator and Transfer Agent of the Fund and provides accounting services for the Fund. (See "Management of the Fund.")

WHO IS THE DISTRIBUTOR?

          Rodney Square Distributors, Inc. ("RSD"), another wholly owned subsidiary of WTC, serves as the Fund's distributor. (See "Management of the Fund.")

HOW DO YOU PURCHASE SHARES OF THE FUND?

          The Fund is designed as an investment vehicle for individual investors, corporations and other institutional investors. Shares may be purchased at their net asset value next determined after a purchase order is received by RSMC and accepted by RSD, plus a sales load equal to a maximum of 4.00% of the offering price, subject to certain waivers and reductions. The minimum initial investment is $1,000, but additional investments may be made in any amount.

          Fund shares are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts or by clients of certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with RSD through their accounts with those Service Organizations. Some Service Organizations may receive payments from RSD which are reimbursed by the Fund under a Plan of Distribution adopted with respect to the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Shares may also be purchased directly by wire or by mail. (See "Purchase of Shares.")

          The Fund and RSD reserve the right to reject new account applications and any purchase orders, and to close, by redemption, an account without a certified Social Security or other taxpayer identification number.

          Please call WTC, your Service Organization or the number listed below for further information about the Fund or for assistance in opening an account.

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  *      NATIONWIDE............................................(800) 336-9970
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HOW DO YOU REDEEM SHARES OF THE FUND?

          If you purchased Fund shares through an account at WTC or a Service Organization, you may redeem all or any of your shares in accordance with the instructions pertaining to that account. Other shareholders may redeem any or all of their shares by telephone or by mail. There is no fee charged upon redemption. (See "Redemption of Shares.").

HOW ARE DIVIDENDS PAID?

          Net investment income, net capital gains and net gains from foreign currency transactions, if any, are distributed annually, after the close of the Fund's fiscal year (October 31st). Shareholders may elect to receive dividends and/or other distributions in cash by checking the appropriate boxes on the Application & New Account Registration form at the end of this Prospectus ("Application"). (See "Dividends, Other Distributions and Taxes.")


ARE EXCHANGE PRIVILEGES AVAILABLE?

          You may exchange all or a portion of your Fund shares for shares of any of the other funds in the Rodney Square complex that currently offer their shares to investors, subject to certain conditions. (See "Exchange of Shares.")

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INVESTMENT OBJECTIVE AND POLICIES
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     The Fund's investment objective is to seek long-term capital appreciation primarily through investments in equity securities (including convertible securities) of issuers located outside the United States. There can be no assurance, of course, that the Fund will achieve its investment objective.

     Under  normal  conditions, the Fund invests at least  65%  of  its  total assets in equity securities (including convertible securities) of issuers whose principal place of business (as determined by the location of the corporate headquarters) is located outside of the United States. Under normal conditions, the Fund invests in issuers located in at least four different countries and not more than 50% of its assets in issuers located in any one country. In addition, the Fund may invest up to 10% of its total assets in securities of other investment companies that invest in the securities of issuers located in certain countries where it is currently impossible or impractical to invest directly. In those cases, Fund shareholders may be subject indirectly to advisory and other expenses of those companies. The Fund also may invest in foreign securities by purchasing European Depository
Receipts ("EDR's"), American Depository Receipts ("ADR's") and other securities convertible into equity securities of issuers located outside the United States. ADR's are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDR's are European receipts evidencing similar arrangements.

     The Fund may also invest in debt securities issued by foreign governments, international agencies and foreign companies which at the time of purchase are rated A or better by Standard & Poor's Ratings Services ("S&P") or A or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated, judged by WTC or one or more of the sub-advisers to be of comparable quality. The value of debt securities generally varies inversely with interest rate changes.

     MULTIPLE ADVISER TECHNIQUE. The allocation of assets among the Fund's sub-advisers is made by WTC, and each sub-adviser makes specific investments for the portion of the assets under its management. (See "Management of the Fund.") Each sub-adviser uses its own investment approach and investment strategies to achieve the Fund's investment objective.

     The primary objective of the multiple adviser structure is to reduce portfolio volatility through multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach may be successful in a bear (falling) market, while a different approach may be more successful in a bull (rising) market. The use of multiple investment approaches consistent with the investment objective and policies of the Fund is designed to mitigate the impact of a single sub-adviser's performance in the market cycle during which such sub-adviser's approach is less successful. Each sub-adviser will pursue its approach independently of the other sub-adviser(s). Because it is unlikely that the Fund's sub-advisers will use the same investment approach at any given point in time, the performance of one or more other sub-advisers is expected to dampen the impact of any other sub-adviser's relatively adverse results. Conversely, the successful results of a sub-adviser will be dampened by less successful results of the other sub-adviser(s). There can be no assurance that the expected advantages of the multiple adviser technique will be realized.

     TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes or pending investment, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest all or any portion of its assets in high quality money market instruments of U.S. or foreign issuers, including without limitation bankers' acceptances, certificates of deposit, time deposits, commercial paper, short-term government and corporate obligations, and repurchase agreements that are collateralized by any of the foregoing instruments. The bank obligations in which the Fund may invest (certificates of deposit, bankers' acceptances and time deposits) are limited to those which are issued by banks with at least $5 billion in assets and which are of high quality in the opinion of WTC or one or more of the sub-advisers. For temporary or emergency purposes, the Fund may also borrow an amount not exceeding one-third of the current value of the Fund's assets taken at market value, less liabilities other than borrowings.

     HEDGING STRATEGIES. The Adviser and sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge the Fund's portfolio. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment. These hedging techniques are described below and in further detail in the Statement of Additional Information, and the risks associated with these techniques are described below under "Special Considerations and Risks."

     To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when WTC or a sub-adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency that WTC or the sub-adviser expects to decline in an amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency.

     The Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates. In addition, the Fund may write and purchase put and call options on securities and stock indexes to hedge against the risk of fluctuations in the prices of securities held by the Fund or which WTC or a sub-adviser intends to include in the Fund's portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security.

     Further, the Fund may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Fund's portfolio or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

     The Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless the Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

     REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by WTC. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund's investment limitations. (See following discussion of illiquid securities.)

     ILLIQUID SECURITIES. Under the Fund's investment limitations, the Fund may not invest more than 15% of its net assets in securities that are considered illiquid. For purposes of these limitations repurchase agreements maturing in more than seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale ("restricted securities") or the absence of a readily available market are considered illiquid securities. Securities that are freely marketable in the country where they are principally traded, but which are not freely marketable in the United States, are not subject to this 15% limit. Similarly, securities that are considered restricted securities by virtue of legal or contractual restrictions on their resale but which are actively traded in the institutional market are not subject to the 15% limit. The Fund may not, however, invest more than 10% of its total assets in restricted equity securities that do not have a readily available market.

     PORTFOLIO TURNOVER. The frequency of portfolio transactions and the Fund's portfolio turnover rate will vary from year to year depending on market conditions. Because a higher portfolio turnover rate increases transaction costs and may increase taxable capital gains, WTC and the sub-advisers carefully weigh the anticipated benefits of short-term investing against these consequences.

     OTHER INFORMATION. The policies set forth above are non fundamental and may be changed by the Corporation's Board of Directors without shareholder approval. In addition to those non fundamental policies, the Fund has adopted certain fundamental investment restrictions, which, like the Fund's investment objective, may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund has also adopted certain other non fundamental investment restrictions. A description of these investment restrictions is included in the Statement of Additional Information.

------------------------------------------------------------------------------
SPECIAL CONSIDERATIONS AND RISKS
------------------------------------------------------------------------------
     FOREIGN SECURITIES. Investing in foreign securities involves risks and considerations not normally associated with investing in U.S. markets. For example, most of the Fund's portfolio securities are not registered with the Securities and Exchange Commission (the "SEC"), nor are most of the issuers of the Fund's portfolio securities subject to SEC reporting requirements. Other considerations and risks include the potential of expropriation, nationalization, currency controls, confiscatory taxation, withholding taxes on dividends and interest, less extensive regulation of foreign brokers, securities markets and issuers, less publicly available information, different accounting standards, non-negotiable brokerage commissions, costs incurred in conversions between currencies, lower trading volume and greater volatility, the possibility of delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), the difficulty of enforcing obligations in other countries, and adverse economic, diplomatic, political or social developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource of self-sufficiency and balance of payments position. To the extent the Fund invests substantially in issuers located in one country, such investments may be subject to greater risk in the event of political or social instability or adverse economic developments affecting that country. While the Fund invests predominantly in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of those securities.

     The Fund invests in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. In addition to the risks of their generally less stable political, social and economic conditions, emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

     FOREIGN CURRENCY. Because foreign securities ordinarily are denominated in foreign currencies, changes in foreign currency exchange rates affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of portfolio securities, and net investment income and capital gains, if any, to be distributed to Fund shareholders. In other words, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets quoted in such currency will decrease, and conversely, if the value of foreign currency rises against the U.S. dollar, the value of Fund assets quoted in such currency will increase. The rate of exchange between the U.S. dollar and other currencies is determined by various factors, including supply and demand in the foreign exchange markets, international balance of payments, governmental intervention and speculation, and other political and economic conditions.

     COSTS OF FOREIGN INVESTING. The costs attributable to foreign investing are frequently higher than those attributable to domestic investing. For example, the costs of maintaining Fund assets outside the United States exceed the costs of maintaining assets with a U.S. custodian.

     HEDGING STRATEGIES. The use of forward currency contracts, options and futures involves certain investment risks and transaction costs. These risks include: dependence on WTC's and the sub-advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or related options and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and related options or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any particular time; and the possible need to defer closing out certain forward currency contracts, options and/or futures contracts in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended. (See "Taxes" in the Statement of Additional Information.)

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------
     HOW TO PURCHASE SHARES. Fund shares are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Fund shares. A trust account at WTC includes any account for which the account records are maintained on the trust system at WTC. Persons wishing to purchase Fund shares through their accounts at WTC or a Service Organization should contact that entity directly for appropriate instructions. Other investors may purchase Fund shares by mail or by wire as specified below.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to The Rodney Square International Equity Fund, along with a completed Application (included at the end of this Prospectus), to The Rodney Square International Equity Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to the Rodney Square International Equity Fund, c/o Rodney Square Management Corporation, Rodney Square North, 1105 N. Market St., Wilmington, DE 19801. If a subsequent investment is being made, the check should also indicate your Fund account number. When you purchase by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be cancelled and you will be responsible for any losses or fees incurred in that transaction.

     BY WIRE: You may purchase shares by wiring federal funds. To advise the Fund of the wire, and if making an initial purchase, to obtain an account number, you must telephone RSMC at (800) 336-9970. Once you have an account number, instruct your bank to wire federal funds to RSMC c/o Wilmington Trust Company, Wilmington, DE-ABA #0311-0009-2, attention: The Rodney Square International Equity Fund, DDA #2610-605-2, further credit-your account number and your name. If you make an initial purchase by wire, you must promptly forward a completed Application to RSMC at the address stated above under "By Mail."

     INDIVIDUAL RETIREMENT ACCOUNTS. Fund shares may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an Application for an IRA and a brochure describing a Fund IRA, call RSMC at (800) 336-9970. WTC makes available its services as IRA custodian for each shareholder account that is established as an IRA. For these services, WTC receives an annual fee of $10.00 per account, which fee is paid directly to WTC by the IRA shareholder. If the fee is not paid by the date due, Fund shares owned by the IRA will be redeemed automatically for purposes of making the payment.

     AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Fund shares through an Automatic Investment Plan. Under the Plan, RSMC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on or about the 20th day of the month. To obtain an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call RSMC at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are already provided for these customers through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

     ADDITIONAL PURCHASE INFORMATION. The minimum initial investment is $1,000, but subsequent investments may be made in any amount. WTC and Service Organizations may impose additional minimum customer account and other requirements in addition to this minimum initial investment requirement. The Fund and RSD each reserve the right to reject any purchase order and may suspend the offering of shares for a period of time.

     Purchase orders received by RSMC and accepted by RSD before the close of regular trading on the Exchange on any Business Day of the Fund will be priced at the net asset value per share that is determined as of the close of the Exchange. (See "How Net Asset Value is Determined.") Purchase orders received by RSMC and accepted by RSD after the close of regular trading on the Exchange will be priced as of the close of regular trading on the Exchange on the following Business Day of the Fund. A "Business Day of the Fund " is any day the Exchange, RSMC and the Philadelphia branch office of the Federal Reserve are open for business. The following are not Business Days of the Fund: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

     It is the responsibility of WTC or the Service Organization involved to transmit orders for the purchase of shares by its customers to RSMC and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     OFFERING PRICE. Shares of the Fund are offered at its net asset value per share next determined after a purchase order is received by RSMC and accepted by RSD, plus a sales load which, unless shares are purchased under one of the reduced sales load plans described below, will vary with the size of the purchase as shown below:

                            SALES LOAD SCHEDULE

                      SALES LOAD AS A PERCENTAGE OF DISCOUNT TO SERVICE ----------------------------- ORGANIZATIONS AS A
                      OFFERING  NET AMOUNT INVESTED     PERCENTAGE OF
 AMOUNT OF PURCHASE    PRICE     (NET ASSET VALUE)      OFFERING PRICE
--------------------- --------  -------------------  -------------------

     Up to _  $24,999   4.00%         4.17%                  3.50%
   $25,000 _  $49,999   3.50          3.63                   3.05
   $50,000 _  $99,999   3.00          3.09                   2.60
  $100,000 _ $249,999   2.50          2.56                   2.15
  $250,000 _ $499,999   2.00          2.04                   1.70
  $500,000 _ $999,999   1.00          1.01                   0.80
$1,000,000   and over   0.00          0.00                   0.00

     REDUCED SALES LOAD PLANS. Shares may be purchased at reduced loads through two reduced sales load plans: (1) a right of accumulation that permits a purchase of Fund shares to be aggregated with shares of the Fund, as well as shares of other funds in the Rodney Square complex, on which the shareholder has already paid a sales load, that are held in the purchaser's account or in related accounts; and (2) a Letter of Intent ("LOI") that permits a purchase of Fund shares to be aggregated with future purchases of shares of the Fund, as well as with shares of other Rodney Square funds that are subject to a sales load, within a thirteen-month period.

     The right of accumulation results in a reduced sales load because the sales load imposed is based on the total of the dollar amount of Fund shares being purchased, plus the current net asset value of shares of the Fund and shares of other Rodney Square funds on which a sales load has already been paid that are held in the purchaser's and related accounts at the time of purchase. Related accounts include other individual accounts, joint accounts, spouse's accounts and accounts for children who are under the age of 21 (but only if the purchaser serves as a guardian, trustee or custodian for the account under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act ) and/or children living at the same residence.

     The LOI program also results in a reduced sales load because purchases of shares of the Fund and other Rodney Square funds that are subject to a sales load made within a thirteen-month period, starting with the first purchase pursuant to the LOI, are aggregated for purposes of calculating the sales load applicable to each purchase. In order to qualify under an LOI, purchases must be made in the same account; purchases made for related accounts may not be aggregated. The minimum investment under an LOI is $25,000. The LOI is not a binding obligation to purchase any amount of shares, but its execution, if fulfilled, will result in the shareholder's paying a reduced sales load for the total anticipated amount of the purchase.

     The LOI is included as part of the Application. Investors should submit a completed LOI to The Rodney Square International Equity Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase not originally made pursuant to an LOI may be included under an LOI executed within 90 days of that purchase, if the purchaser informs RSMC in writing of this intent within the 90-day period. This prior purchase will count towards fulfillment of the LOI; however, the sales load on any previous purchase will not be adjusted downward.

     If the total amount of shares purchased does not equal the amount stated in the LOI by the end of the eleventh month, the investor will be notified in writing by RSMC of the amount purchased to date, the amount required to complete the LOI and the expiration date. Also, at this time the investor will be notified of the actions to be taken by RSMC if the LOI expires unfulfilled. Shares having a value equal to 5% of the total amount to be purchased over the thirteen-month period will be held in escrow during that period. If the total amount of shares purchased by the expiration date does not equal the amount stated in the LOI, RSMC will reduce the shares held in escrow by the difference between the sales load on the shares purchased at the reduced rate and the sales load applicable to the shares actually purchased and the balance of the shares then will be released from the escrow.

     SALES LOAD WAIVERS. Shares of the Fund may be purchased at net asset value per share by "those entitled to a Sales Load Waiver" which is defined as those employees, retirees and their immediate family (spouses and children under 21 years of age), officers and directors of the Corporation or of WTC and its affiliates, any account at WTC for which account records are maintained on WTC's trust system, employees of Service Organizations and clients purchasing shares of the Fund through a Service Organization agreement with RSD the terms of which provide that no sales load will be charged. Fund shares may also be purchased at net asset value per share, without a sales load, by reinvesting dividends and other distributions.

------------------------------------------------------------------------------
SHAREHOLDER ACCOUNTS
------------------------------------------------------------------------------

     RSMC, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional Fund shares rounded to the nearest 1/1000th of a share.

     In the interest of economy and convenience, the Fund does not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemptions from the shareholder's account. The statement also sets forth the balance of shares held in the account.

     Due to the relatively high cost of maintaining small shareholder accounts, the Corporation on behalf of the Fund reserves the right to close any account with a current value of less than $500 by redeeming all shares in the account and transferring the proceeds to the shareholder. Shareholders may be notified if their account value is less than $500 and will be allowed 60 days in which to increase their account balance to $500 or more to prevent the account from being closed. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

     Shareholders may redeem their shares by telephone or by mail as described below. If you purchased your shares through an account at WTC or a Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions. Redemption requests should be accompanied by the Fund's name and your account number.

     BY MAIL: Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an eligible institution acceptable to the Fund's Transfer Agent, such as a bank, broker, dealer, municipal securities dealer, government securities dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association ("eligible institution"), to: The Rodney Square International Equity Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square International Equity Fund, c/o Rodney Square Management Corporation, Rodney Square North, 1105 N. Market St., Wilmington, DE 19801. A signature and a signature guarantee are required for each person in whose name the account is registered.

     BY TELEPHONE: Shareholders who prefer to redeem their shares by telephone must elect to do so by applying in writing for telephone redemption privileges by completing an Application for Telephone Redemptions, (included at the end of this Prospectus), which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made. When redeeming by telephone, you must indicate your name, the Fund's name, the Fund account number, the number of shares or dollar amount you wish to redeem and certain other information necessary to identify you as the shareholder. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach RSMC by telephone, you may make a redemption request by mail.

     ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day of the Fund. Redemptions are effected at the net asset value per share next calculated after RSMC has received and accepted your redemption request. (See "How Net Asset Value Is Determined.") The Fund imposes no fee when shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis.

     Redemption checks are mailed on the next Business Day of the Fund following acceptance of redemption instructions but in no event later than 7 days following such receipt and acceptance. Amounts redeemed by wire are normally wired on the next Business Day of the Fund after receipt and acceptance of redemption instructions (if received before the close of regular trading on the Exchange), but in no event later than 7 days following such receipt and acceptance. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

     Redemption proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

     For more information on redemptions, contact RSMC or, if your shares are held in an account with WTC or a Service Organization, contact WTC or the Service Organization.

     REINSTATEMENT PRIVILEGE. Shareholders who have redeemed Fund shares have a one-time privilege to reinstate their Fund account without a sales load up to the dollar amount redeemed by purchasing shares within 30 days of the redemption. Shareholders must indicate in writing that they are exercising this privilege and provide evidence of the redemption date and the amount of redemption proceeds. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds.

     SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box on the Application at the end of this Prospectus or call RSMC at (800) 336-9970. Under the Plan, shareholders may automatically redeem a portion of their Fund shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at their net asset value at the close of the Exchange on or about the 25th day of the month. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporary purchases and redemptions may result in adverse tax consequences and may cause you to pay a sales load on amounts withdrawn shortly thereafter. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

------------------------------------------------------------------------------
EXCHANGE OF SHARES
------------------------------------------------------------------------------

     EXCHANGES AMONG THE RODNEY SQUARE FUNDS. You may exchange all or a portion of your Fund shares for shares of any of the other funds in the Rodney Square complex that currently offer their shares to investors. The other Rodney Square funds are:

     THE RODNEY SQUARE FUND, each portfolio of which seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. Its portfolios are:

          U.S.   GOVERNMENT  PORTFOLIO,  which  invests  in  U.S.   Government
     obligations and repurchase agreements involving such obligations.

          MONEY MARKET PORTFOLIO, which invests in obligations of major banks, prime commercial paper and corporate obligations, U.S. Government obligations, high quality municipal securities and repurchase agreements involving U.S. Government obligations.

     THE RODNEY SQUARE TAX-EXEMPT FUND, which seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high quality, short-term municipal obligations, selected on the basis of liquidity and stability of principal.

     THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND consisting of the following portfolios:

          THE RODNEY SQUARE DIVERSIFIED INCOME PORTFOLIO, which seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities.

          THE RODNEY SQUARE MUNICIPAL INCOME PORTFOLIO, which seeks a high level of income exempt from federal income tax consistent with the preservation of capital.

     THE RODNEY SQUARE MULTI-MANAGER FUND uses multiple portfolio advisers to manage the assets of each of its portfolios, which are:

          GROWTH   PORTFOLIO,   which   seeks   superior   long-term   capital
     appreciation by investing in securities of companies that are judged to possess strong growth characteristics.

          GROWTH AND INCOME PORTFOLIO, which seeks superior long-term total return through a combination of capital appreciation and income by investing in securities with attractive growth or valuation characteristics or relatively high income yields.

     A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by RSMC of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter, plus the applicable sales load, if any. The net asset values per share of the Rodney Square Fund portfolios and the Tax-Exempt Fund are determined at 12 noon, Eastern time, on each Business Day. The net asset values per share of the Fund, the Multi-Manager Fund portfolios and the Strategic Fixed-Income Fund portfolios are determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day.

     A sales load will apply to exchanges into the Fund from either of the Rodney Square Fund portfolios or the Tax-Exempt Fund, except that no sales load will be charged if the exchanged shares were acquired by a previous exchange and are shares on which you paid a sales load or which represent reinvested dividends and other distributions on such shares. In addition, shares of the Rodney Square Fund portfolios or the Tax-Exempt Fund may be exchanged for shares of the Fund without a sales load by those entitled to a Sales Load Waiver. A sales load will not apply to any other exchanges into the Fund or from the Fund. Shares of either Strategic Fixed-Income Fund portfolio must be held at least 90 days before they can be exchanged for shares of the Fund without an additional sales load, unless the shares to be exchanged represent reinvested dividends and other distributions or the shareholder of the Strategic Fixed-Income Fund portfolios' shares is entitled to a Sales Load Waiver.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Rodney Square funds, contact RSD. To obtain more information about exchanges, or to place exchange orders, contact RSMC or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Fund reserves the right to terminate or modify the exchange offer described here and will give shareholders 60 days' notice of such termination or modification as required by the SEC. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square fund shares to be acquired through such exchange may be legally made.

------------------------------------------------------------------------------
HOW NET ASSET VALUE IS DETERMINED
------------------------------------------------------------------------------

     RSMC determines the net asset value and offering price per share of the Fund as of the close of regular trading on the Exchange on each Business Day of the Fund. The net asset value per share is calculated by dividing the value of all the Fund's assets, less all liabilities, by the total number of the Fund's shares outstanding. The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Corporation's Board of Directors. Those securities that are quoted in foreign currency are valued each Business Day in U.S. dollars at the foreign currency exchange rates prevailing at the time RSMC determines the daily net asset value per share. Although the Fund values its assets in U.S. dollars on each Business Day, it does not intend to convert its holdings of foreign currencies into U.S. dollars on each Business Day.

------------------------------------------------------------------------------
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

     DIVIDENDS AND OTHER DISTRIBUTIONS. The net investment income (including net short-term capital gain) earned by the Fund is declared as a dividend and paid to its shareholders annually. Net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions realized by the Fund, if any, are distributed to its shareholders after October 31, the end of its fiscal year. Dividends and other distributions payable to each shareholder are reinvested in additional Fund shares on the payment date at the net asset value per share on the ex-dividend date, unless the shareholder elects on the Application to receive dividends or other distributions, or both, in cash, in the form of a check.

     TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any) and net capital gain that is distributed to its shareholders. If the Fund invests in stock of certain foreign investment companies, it may be subject to federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, that stock.

     Dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) generally are taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or reinvested in additional Fund shares), when designated as such, are taxable to its shareholders as long-term capital gains, regardless of the length of time they have held their Fund shares. Shortly after the end of each calendar year, the Fund notifies each shareholder of the amounts of dividends and capital gain distributions paid (or deemed paid) during that year.

     Under certain circumstances described more fully in the Statement of Additional Information, each shareholder may be entitled to claim a credit or deduction for a proportionate share of any foreign taxes paid by the Fund. In that event, that proportionate share must be included in the shareholder's gross income.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding. In connection with this withholding requirement, each investor must certify on the Application that the Social Security or other taxpayer identification number provided thereon is correct and that the investor is not otherwise subject to backup withholding.

     A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid). Similar tax consequences generally will result from an exchange of Fund shares for shares of another fund in the Rodney Square complex. (See "Exchange of Shares.") Special rules apply, however, when a shareholder (1) disposes of Fund shares through a redemption or exchange within 90 days after purchase thereof and (2) subsequently reacquires Fund shares or acquires shares of any other Rodney Square fund on which a sales load normally is imposed ("load fund") without paying any sales load because of the reinstatement privilege (see "Redemption of Shares") or the exchange privilege. In these cases, any gain on the disposition of the original Fund shares will be increased, or loss thereon decreased, by the amount of the sales load paid when the shares were acquired; and that amount will increase the adjusted basis of the Fund shares or load fund shares subsequently acquired. Moreover, if Fund shares are purchased within 30 days before or after redeeming other Fund shares at a loss (whether pursuant to the reinstatement privilege or otherwise), that loss will not be deductible to the extent of the amount reinvested, and an adjustment in that amount will be made to the shareholder's basis for the newly purchased shares.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. (See the Statement of Additional Information for a further discussion.) In addition to these considerations, which are applicable to any investment in the Fund, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are therefore urged to consult their tax advisors with respect to the effects of an investment on their own tax situations.

------------------------------------------------------------------------------
PERFORMANCE INFORMATION
------------------------------------------------------------------------------

     From time to time, quotations of the Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return will show percentage rates reflecting the average annual change in the value of an assumed initial investment of

$1,000, net of the Fund's maximum 4.00% sales load, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. Standardized Return assumes that all dividends and other distributions are reinvested in additional shares of the Fund.

     In addition, the Fund may advertise other total return performance data ("Non Standardized Return"). Non Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted and may or may not reflect the effects of the Fund's maximum 4.00% sales load; where not included, the inclusion of the sales load would reduce the Non Standardized Return. Non Standardized Return may consist of a cumulative percentage rate of return, an average annual percentage rate of return, actual year-by-year rates or any combination thereof.

     The Returns (Standardized and Non Standardized) of the Fund are increased to the extent that WTC has waived all or a portion of its advisory fee or reimbursed all or a portion of the Fund's operating expenses. Returns (Standardized and Non Standardized) are based on historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Additional performance information is contained in the Fund's Annual Report which may be obtained without charge by contacting WTC, your Service Organization or by calling (800) 336-9970.

------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
------------------------------------------------------------------------------

     The Corporation's Board of Directors supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

     INVESTMENT ADVISER. WTC, a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company, serves as the Fund's investment adviser. Under its Investment Advisory Agreement with the Corporation, WTC, subject to the supervision of the Corporation's Board of Directors is responsible for the management and investment of the assets of the Fund in accordance with its investment objective, policies and limitations. WTC provides overall investment strategies and programs for the Fund, recommends sub-advisers, allocates assets among the sub-advisers, monitors and evaluates the sub-advisers' performance and may manage certain investments for the Fund directly. In evaluating possible sub-advisers and monitoring and evaluating the investment performance of the sub-advisers, WTC may seek advice from one or more consultants.

     For these services, the Fund pays WTC, a monthly advisory fee at the annual rate of 1.00% of the average daily net assets of the Fund. This fee is higher than that paid by most investment companies, but not higher than that paid by many funds whose investment objective is similar to the Fund. WTC has agreed to waive its advisory fee or reimburse the Fund monthly to the extent that expenses of the Fund (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 1.75% of average daily net assets of the Fund.

     WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools. WTC is also the investment adviser of the Strategic Fixed-Income Fund portfolios. Thomas P. Neale, CFA, Assistant Vice President of the Investment Management Department of WTC, is primarily responsible for monitoring the day-to-day investment activity of the sub-advisers of the Fund. Mr. Neale has been an equity portfolio manager for WTC for the past eight years.

     SUB-ADVISERS.  The Fund's assets are managed by sub-advisers  which  have entered into identical sub-advisory agreements with WTC and the Fund. Each sub-adviser makes specific portfolio investments for that segment of the assets of the Fund under its management in accordance with the Fund's invest-ment objective, policies and limitations and the sub-adviser's investment approach and strategies. WTC (not the Fund) pays each sub-adviser a monthly portfolio management fee at an annual rate of 0.50% of the average net assets under the sub-adviser's management during the month.

     Selection and retention criteria for sub-advisers include (1) their historical performance records; (2) an investment approach that is distinct in relation to the approaches of the Fund's other sub-adviser(s); (3) consistent performance in the context of the markets; (4) organizational stability and reputation; (5) the quality and depth of investment personnel; and (6) the ability of the sub-adviser to apply its approach consistently. Each sub-adviser will not necessarily exhibit all of the criteria to the same degree. It should be noted, however, that there can be no certainty that any sub-adviser of the Fund will obtain superior results at any given time. With WTC's prior approval, a sub-adviser may direct portfolio transactions to a brokerage affiliate.

     Prior to February 1, 1993, the Fund utilized a single adviser at which time it commenced institution of the multiple adviser approach.

     The Fund's sub-advisers are as follows:

        SCUDDER, STEVENS & CLARK, INC.
        345 Park Avenue
        New York, New York 10154

     Scudder, Stevens & Clark, Inc. ("Scudder") was founded in 1919 as America's first independent investment counselor and has served as investment adviser, administrator, and distributor of mutual funds since 1928. Today, as an owner managed corporation, Scudder remains one of the few investment management firms not affiliated with any bank, broker, insurer, or other financial services institution.

     As of September 30, 1995, Scudder managed in excess of $90 billion in assets. As of December 31, 1995, more than $37 billion represented investment management services for over 1.9 million mutual fund shareholder accounts. As of that date, Scudder supervised approximately $18 billion of foreign investments in separately managed accounts for pension funds, foundations, educational institutions and government entities, and in open-end and closed-end investment companies.

     Each investment product offered by Scudder is managed by a small, separate team of specialized investment professionals. Portfolio management is the day-to-day application of Scudder investment management policy and research, within prospectus and other legal limitations, to balance risk and opportunity in seeking superior performance. Irene T. Cheng serves as the lead portfolio manager for that portion of the Fund's assets under Scudder's management. Ms. Cheng has been in the asset management business for over seven years and joined Scudder as a portfolio manager in 1993.

        CLEMENTE CAPITAL, INC.
        Carnegie Hall Tower
        152 West 57th Street, 25th Floor
        New York, New York 10019

     Clemente Capital, Inc. ("Clemente") was founded in 1976 as a Far East economic and business consultant, and in 1979, registered as an investment adviser. Since 1986, Clemente has focused on managing money with a global emphasis. Lilia C. Clemente is Chairman, Chief Executive Officer and controlling shareholder of Clemente.

     Clemente performs active global and international investment management services for individual and institutional clients including two U.S. registered investment companies: The Clemente Global Growth Fund and The First Philippine Fund. As of December 31, 1995, Clemente managed approximately $656 million in assets. Essentially, Clemente's investment approach contains the benefit of group dynamics plus a strong element of individual responsibility. The process begins with a global outlook and identifies the major forces affecting the global environment. Clemente then identifies the themes that are responding to global factors. The third step involves the decision of which country or sector will benefit from the themes. Finally, Clemente seeks companies with favorable growth characteristics in such countries and sectors. Leopoldo M. Clemente, President and Chief Investment Officer, and Thomas J. Prapas, Director of Portfolio Management serve as portfolio managers for that portion of the Fund's assets under Clemente's management. Mr. Clemente has been responsible for portfolio management and security selection for the past eight years, and Mr. Prapas has been a portfolio manager with Clemente for the past nine years.

     ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND PAYING AGENT. RSMC, a wholly owned subsidiary of WTC, serves as Administrator, Transfer Agent and Dividend Paying Agent of the Fund and provides accounting services to the Fund.

     As Administrator, RSMC supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. RSMC also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the SEC and state securities authorities. RSMC performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided as Administrator, RSMC receives a monthly administration fee from the Fund at an annual rate of 0.09% of the Fund's average daily net assets. For the services provided as Transfer Agent and Dividend Paying Agent of the Fund, RSMC receives $7 per account per year plus various other transaction fees, subject to a minimum fee of $1,000 per month plus out-of-pocket expenses. As Accounting Agent, RSMC determines the Fund's net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Corporation. For the services provided as Accounting Agent, RSMC receives from the Fund an annual fee of $75,000 plus an amount equal to 0.03% of the average daily net assets over $100 million.

     CUSTODIAN. The Custodian for the assets of the Fund is The Chase Manhattan Bank, N.A. ("Chase"), which employs foreign sub-custodians to maintain the Fund's foreign assets outside the United States subject to the Corporation's Board of Directors' annual review of those foreign custody arrangements.

     DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN. Pursuant to a Distribution Agreement with the Fund, RSD manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into agreements with broker-dealers and other financial institutions to sell shares of the Fund and directly, or through its affiliates, provides investor support services.

     Under a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Fund may reimburse RSD for expenses incurred in connection with distribution activities encompassed by Rule 12b-1. The 12b-1 Plan provides that RSD may be reimbursed for amounts paid and expenses incurred for public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing prospectuses, and distribution and shareholder servicing activities of broker/dealers and other financial institutions. The Board of Directors has limited the amount that RSD can receive under the 12b-1 Plan to 0.25% of the Fund's average daily net assets on an annualized basis. If an increase in this limitation is requested by RSD and authorized by the Board at some future date, Fund shareholders will be advised of that increase.

     In the event that RSD is not fully reimbursed for its distribution expenses during any month due to limitations set by the Directors, the unpaid portion may be carried forward for possible reimbursement into successive months and fiscal years to give RSD the ability to recoup at some point in time any major capital outlay on behalf of the Fund. Under the 12b-1 Plan, RSD may charge the Fund interest or finance charges on unreimbursed distribution expenses that have been carried forward from prior fiscal years, but only with express authorization by the Board of Directors. RSD does not intend to request such authorization at the present time. If interest charges are requested by RSD and authorized by the Board at some future time, Fund shareholders will be advised of those charges.

     BANKING LAWS. Banking laws prohibit deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. WTC believes, and counsel to WTC has advised the Fund, that WTC and its affiliates may perform the services contemplated by their respective agreements with the Corporation without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Board of Directors would consider entering into agreements with other entities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be expected to be permitted to remain Fund shareholders and alternative means for servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

     State securities laws may require banks and financial institutions involved in distribution to register as dealers, even if this is not required by federal law.

------------------------------------------------------------------------------
DESCRIPTION OF THE FUND
------------------------------------------------------------------------------

     The Fund is the only series of the Corporation, an open-end investment company established as a Maryland corporation on July 24, 1987. The Directors are empowered by the Articles of Incorporation and the By-Laws to establish additional series and classes of shares, although they have no present intention of doing so.

     The Corporation has an authorized capitalization of 100,000,000 shares of $0.01 par value common stock. Each share has one vote, and fractional shares entitle their holder to fractional votes with respect to matters upon which a shareholder vote is required. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. As of January 31, 1996, WTC beneficially owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 82.4% of the shares then outstanding for the Fund and may be deemed to be a controlling person of the Fund under the 1940 Act.

     The Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office has been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Under the 1940 Act, shareholders of record owning no less than two-thirds of the outstanding shares of the Fund may remove a Director by vote cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

THE RODNEY SQUARE
    INTERNATIONAL EQUITY FUND
APPLICATION & NEW ACCOUNT REGISTRATION
______________________________________________________________________________
INSTRUCTIONS:                         RETURN THIS COMPLETED FORM TO:
FOR WIRING INSTRUCTIONS OR FOR        THE RODNEY SQUARE INTERNATIONAL
ASSISTANCE IN COMPLETING THIS             EQUITY FUND
FORM CALL (800) 336-9970              C/O RODNEY SQUARE MANAGEMENT CORPORATION
                                      P.O. Box 8987
                                      WILMINGTON, DE 19899-9752
______________________________________________________________________________
PORTFOLIO SELECTION ($1,000 MINIMUM)

     AMOUNT TO BE INVESTED         $___________

____By check. (Make payable to "The Rodney Square International Equity Fund")
____By wire. Call 1-800-336-9970 for Instructions.
    Bank from which funds will be wired _____________________
                              wire date _____________________
______________________________________________________________________________
ACCOUNT REGISTRATION - JOINT TENANTS USE LINES 1 AND 2; CUSTODIAN FOR A MINOR, USE LINES 1 AND 3; CORPORATION, TRUST OR OTHER ORGANIZATION OR ANY FIDUCIARY CAPACITY, USE LINE 4.

1.Individual__________________________________________________________________
            First Name    MI      Last Name     Customer Tax ID No.*
2.Joint Tenancy**
            __________________________________________________________________
            First Name    MI      Last Name     Customer Tax ID No.*
3.Gifts to Minors***
        _______________________  _______________   __________
           Minor's Name      Customer Tax ID No.*     State
4.Other Registration
               __________________________________________________________
                                                 Customer Tax ID No.*
5.If Trust, Date of Trust Instrument:_________________________________________

6._______________________________________
        Your Occupation
7.___________________________________   _______________________________________
       Employer's Name                       Employer's Address

*Customer  Tax  Identification No.: (a) for an individual, joint tenants,  or a custodial account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed;
 (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or or-ganization that will report income and/or gains.
** "Joint Tennants with Rights of Survivorship" unless otherwise specified.
*** Regulated by the state's Uniform Gift/Transfers to Minors Act.
______________________________________________________________________________
ADDRESS OF RECORD
______________________________________________________________________________
             Street
______________________________________________________________________________
              City                 State             Zip Code
3/96

______________________________________________________________________________
DISTRIBUTION OPTIONS - IF THESE BOXES ARE NOT CHECKED, ALL DISTRIBUTIONS WILL BE INVESTED IN ADDITIONAL SHARES.
                                             Pay Cash for:
                                   Income Dividends              Other

INTERNATIONAL EQUITY FUND                ___                      ___

______________________________________________________________________________
CHECK  ANY  OF  THE FOLLOWING IF YOU WOULD LIKE ADDITIONAL INFORMATION  ABOUT
A PARTICULAR PLAN OR SERVICE SENT TO YOU.
___AUTOMATIC INVESTMENT PLAN ___SYSTEMATIC WITHDRAWAL PLAN ___CHECK REDEMPTIONS (Check redemptions services are generally not available for clients of
WTC through their trust or corporate cash management accounts; this service may also not be available for clients of Service Organizations.)
______________________________________________________________________________
RIGHTS OF ACCUMULATION (SEE PROSPECTUS) -- INDICATE ANY RELATED ACCOUNT(S) IN FUNDS OR PORTFOLIOS IN THE RODNEY SQUARE COMPLEX WHICH WOULD QUALIFY FOR A REDUCED SALES LOAD AS OUTLINED UNDER "PURCHASE OF SHARES-REDUCED SALES LOAD PLANS" IN THE PROSPECTUS.

_____________________  ____________  ____________________  ___________________
 Fund/Portfolio Name    Account No.   Registered Owner      Relationship

_____________________  ____________  ____________________  ___________________
 Fund/Portfolio Name    Account No.   Registered Owner      Relationship
______________________________________________________________________________
LETTER OF INTENT
I agree to the Letter of Intent provisions set forth below. I am not obligated but intend to invest an aggregate amount of at least:

__ $25,000  __ $50,000  __ $100,000  __ $250,000  __ $500,000  __ $1,000,000

Under the terms described under "PURCHASE OF SHARES-Reduced Sales Load Plans" in the Prospectus, over a thirteen-month period beginning __________________.

I hereby irrevocably constitute and appoint RSMC as my agent and attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

I understand that this letter is not effective until it is accepted by RSMC.

____________________________________   ____________________________________
  Authorized Signature                   Authorized Signature
______________________________________________________________________________
SALES LOAD WAIVERS -- PLEASE INDICATE IN THE SPACE PROVIDED THE NATURE OF YOUR ELIGIBILITY FOR A WAIVER OF SALES LOADS. (SEE "PURCHASE OF SHARES-SALES LOAD WAIVERS" IN THE PROSPECTUS.)

Nature of Affiliation ______________________________________________________
______________________________________________________________________________

CERTIFICATIONS AND SIGNATURE(S) - PLEASE SIGN EXACTLY AS REGISTERED UNDER "ACCOUNT REGISTRATION."
   I have received and read the Prospectus for The Rodney Square International Equity Fund and agree to its terms; I am of legal age. I understand that the shares offered by this Prospectus are not deposits of, or guaranteed by, Wilmington Trust Company, nor are the shares insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. I further understand that investment in these shares involves investment risks, including possible loss of principal. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in The Rodney Square International Equity Fund have been duly adopted.

  I certify under penalties of perjury that the Social Security number or taxpayer identification number shown above is correct. Unless the box below is checked, I certify under penalties of perjury that I am not subject to backup withholding because the Internal Revenue Service (a) has not notified me that I am as a result of failure to report all interest or dividends, or (b) has notified me that I am no longer subject to backup withholding. The certifications in this paragraph are required from all nonexempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.

____Check here if you are subject to backup withholding.

Signature___________________________________________      Date____________

Signature___________________________________________      Date____________
           Joint Owner/Trustee
Check one:  __ Owner  __ Trustee  __ Custodian  __ Other _____________________
______________________________________________________________________________
IDENTIFICATION OF SERVICE ORGANIZATION
We authorize Rodney Square Management Corporation ("RSMC"), and Rodney Square Distributors, Inc. ("RSD") in the case of transactions by telephone, to act as our agents in connection with transactions authorized by this order form.
Service Organization Name and Code____________________________________________
Branch Address and Code_______________________________________________________
Representative or Other Employee Code_________________________________________
Authorized Signature of Service Organization___________Telephone (___)________

THE RODNEY SQUARE
    INTERNATIONAL EQUITY FUND
APPLICATION for TELEPHONE REDEMPTION OPTION
______________________________________________________________________________
Telephone redemption permits redemption of fund shares by telephone, with proceeds directed only to the fund account address of record or to the bank account designated below. For investments by check, telephone redemption is available only after these shares have been on the Fund's books for 10 days.

This form is to be used to add or change the telephone redemption option on your Rodney Square International Equity Fund account(s).
______________________________________________________________________________
ACCOUNT INFORMATION
     Fund Account Number(s):__________________________________________________
                          (Please provide if you are a current account holder:)

  Registered in the Name(s) of:_______________________________________________

                               _______________________________________________

  Registered Address:_________________________________________________________

                     _________________________________________________________

NOTE: If this form is not submitted together with the application, a coporate resolution must be included for accounts registered to other than an individ-ual, a fiduciary or partnership.
______________________________________________________________________________
REDEMPTION INSTRUCTIONS

     ___Add            ___Change

Check one or more.
     ___Mail proceeds to my fund account address of record (must be $10,000 or less and address must be established for a minimum of 60 days)
     ___Mail proceeds to my bank
     ___Wire proceeds to my bank (minimum $1,000)
     ___All of the above

Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures.
______________________________________________________________________________
3/96

BANK INFORMATION
PLEASE COMPLETE THE FOLLOWING INFORMATION ONLY IF PROCEEDS MAILED/WIRED TO YOUR BANK WAS SELECTED. A VOIDED BANK CHECK MUST BE ATTACHED TO THIS APPLICATION.
  Name of Bank________________________________________________________________
  Bank Routing Transit #______________________________________________________
  Bank Address________________________________________________________________
  City/State/Zip______________________________________________________________
  Bank Account Number_________________________________________________________
  Name(s) on Bank Account_____________________________________________________
______________________________________________________________________________
AUTHORIZATIONS
 By electing the telephone redemption option, I appoint Rodney Square Management Corporation ("RSMC"), my agent to redeem shares of any designated Rodney Square fund when so instructed by telephone. This power will continue if I am disabled or incapacitated. I understand that a request for telephone redemption may be made by anyone, but the proceeds will be sent only to the account address of record or to the bank listed above. Proceeds in excess of $10,000 will only be sent to your predesignated bank. By signing below, I agree on behalf of myself, my assigns, and successors, not to hold RSMC and any of its affiliates, or any Rodney Square fund responsible for acting under the powers I have given RSMC. I also agree that all account and registration information I have given will remain the same unless I instruct RSMC otherwise in a written form, including a signature guarantee. If I want to terminate this agreement, I will give RSMC at least ten days notice in writing. If RSMC or the Rodney Square funds want to terminate this agreement, they will give me at least ten days notice in writing.
 All owners on the account must sign below and obtain signature guarantee(s).

_____________________________________      ___________________________________
Signature of Individual Owner              Signature of Joint Owner (if any)


______________________________________________________________________________
Signature of Corporate Officer, Trustee or other _ please include your title

You must have a signature(s) guaranteed by an eligible institution acceptable to the Fund's transfer agent, such as a bank, broker/dealer, government securi-ties dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A Notary Public is not an acceptable guarantor.
                         SIGNATURE GUARANTEE(S) (stamp)

[Outside cover -- Divided into three sections]
[Leftmost Section]

DIRECTORS
Eric Brucker
Fred L. Buckner
Martin L. Klopping
John J. Quindlen
------------------
OFFICERS
Martin L. Klopping, President
Joseph M. Fahey, Jr., Vice President
Robert C. Hancock, Vice President & Treasurer
Marilyn Talman, Esq., Secretary
Diane D. Marky, Assistant Secretary
Connie L. Meyers, Assistant Secretary
Louis C. Schwartz, Esq., Assistant Secretary
John J. Kelley, Assistant Treasurer
-------------------------------------
FUND MANAGER, ADMINISTRATOR AND TRANSFER AGENT
Rodney Square Management Corporation
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001
---------------------------
CUSTODIAN
Wilmington Trust Company
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001
---------------------------
DISTRIBUTOR
Rodney Square Distributors, Inc.
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001

[Middle Section]

THE RODNEY SQUARE
INTERNATIONAL
EQUITY FUND


[Graphic] Caesar
Rodney upon his
galloping horse
facing right,
reverse image on
dark background


PROSPECTUS
March 1, 1996

TABLE OF CONTENTS

     Page
Expense Table                                2
Financial Highlights                         3
Questions and Answers About the Funds        4
Investment Objectives and Policies           6
Purchase of Shares                          10
Shareholder Accounts                        13
Redemption of Shares                        13
Exchange of Shares                          15
How Net Asset Value is Determined           16
Dividends, Other distributions and Taxes    17
Performance Information                     18
Management of the Funds                     19
Description of the Funds                    22
Application and New Account Registration    23